UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 14, 2000
Date of Report (Date of earliest event reported)

ASCENDANT SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27945	75-2900905
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3737 Grader Street, Suite 110 Garland, Texas	75041
(Address of principal executive offices)	(Zip Code)

214.348.7200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

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Item 5.     OTHER EVENTS

      Reference is hereby made to those certain Press Releases issued to the public by Ascendant Solutions, Inc. on February 5, 2001 and December 14, 2000. The releases are attached as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K and are specifically incorporated herein by reference.

(c)	Exhibits.
NO. ---------------	TITLE ----------------------------------------------------------
99.1	Press Release, dated February 5, 2001 (filed herewith)
99.2	Press Release, dated December 14, 2000 (filed herewith)

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2001		ASCENDANT SOLUTIONS, INC.

	:	By: /s/ David E. Bowe
David E. Bowe
Chief Executive Officer, President, and
Chief Financial Officer

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INDEX TO EXHIBITS

NO. ---------------	TITLE -----------------------------------------------------------
99.1	Press Release, dated February 5, 2001 (filed herewith)
99.2	Press Release, dated December 14, 2000 (filed herewith)